SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  April 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-S6)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-19              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On April 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  April 30, 2002              By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on April 25, 2002

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

                    CSFB Mortgage Pass-Through Certificates, Series 2002-S6
                                Statement to Certificate Holders
                                      April 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1     50,000,000.00    45,653,037.83      5,367,831.70      125,127.37    5,492,959.07     0.00       0.00        40,285,206.13
A_2    138,500,000.00   136,106,100.54      4,053,585.18      263,705.57    4,317,290.75     0.00       0.00       132,052,515.36
A_3    180,750,000.00   180,750,000.00              0.00      941,406.25      941,406.25     0.00       0.00       180,750,000.00
A_4     45,000,000.00    44,222,198.73      1,317,049.34       89,488.53    1,406,537.87     0.00       0.00        42,905,149.39
A_5     50,000,000.00    49,135,776.37      1,463,388.15      116,356.25    1,579,744.40     0.00       0.00        47,672,388.22
A_R            100.00             0.00              0.00            0.00            0.00     0.00       0.00                 0.00
M_1     54,000,000.00    54,000,000.00              0.00      153,450.00      153,450.00     0.00       0.00        54,000,000.00
M_2     32,750,000.00    32,750,000.00              0.00      117,035.76      117,035.76     0.00       0.00        32,750,000.00
BA       7,000,000.00     7,000,000.00              0.00       32,550.00       32,550.00     0.00       0.00         7,000,000.00
BF      10,000,000.00    10,000,000.00              0.00       50,000.00       50,000.00     0.00       0.00        10,000,000.00
P              100.00           100.00              0.00       47,177.96       47,177.96     0.00       0.00               100.00
TOTALS 568,000,200.00   559,617,213.47     12,201,854.37    1,936,297.69   14,138,152.06     0.00       0.00       547,415,359.10

A_IO   176,000,000.00   166,000,000.00              0.00      968,333.33      968,333.33     0.00       0.00       156,600,000.00
X_1    568,000,200.00   559,617,213.47              0.00            2.53            2.53     0.00       0.00       549,789,385.14
X_2              0.00             0.00              0.00            0.00            0.00     0.00       0.00                 0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VVU3      913.06075660    107.35663400       2.50254740     109.85918140     805.70412260       A_1     3.289000 %
A_2    22540VVV1      982.71552736     29.26776303       1.90401134      31.17177437     953.44776433       A_2     2.250000 %
A_3    22540VVW9    1,000.00000000      0.00000000       5.20833333       5.20833333   1,000.00000000       A_3     6.250000 %
A_4    22540VVX7      982.71552733     29.26776311       1.98863400      31.25639711     953.44776422       A_4     2.350000 %
A_5    22540VVY5      982.71552740     29.26776300       2.32712500      31.59488800     953.44776440       A_5     2.750000 %
A_R    22540VWA6        0.00000000      0.00000000       0.00000000       0.00000000       0.00000000       A_R     9.415352 %
M_1    22540VWB4    1,000.00000000      0.00000000       2.84166667       2.84166667   1,000.00000000       M_1     3.300000 %
M_2    22540VWC2    1,000.00000000      0.00000000       3.57361099       3.57361099   1,000.00000000       M_2     4.150000 %
BA     22540VWD0    1,000.00000000      0.00000000       4.65000000       4.65000000   1,000.00000000       BA      5.400000 %
BF     22540VWE8    1,000.00000000      0.00000000       5.00000000       5.00000000   1,000.00000000       BF      6.000000 %
P      22540VC26    1,000.00000000      0.00000000 ################ ################   1,000.00000000       P       9.415352 %
TOTALS                985.24122609     21.48213041       3.40897361      24.89110402     963.75909568

A_IO   22540VVZ2      943.18181818      0.00000000       5.50189392       5.50189392     889.77272727       A_IO    7.000000 %
X_1    22540VC34      985.24122609      0.00000000       0.00000445       0.00000445     967.93871752       X_1     0.000000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                                April 25, 2002


Sec. 4.06(i)     Scheduled Principal
                 Group 1 Scheduled Principal                                              236,614.80
                 Group 2 Scheduled Principal                                              190,270.78

                 Principal Prepayments
                 Group 1 Principal Prepayments                                          3,679,507.58
                 Group 2 Principal Prepayments                                          5,283,851.11

                 Curtailments
                 Group 1 Curtailments                                                     273,988.43
                 Group 2 Curtailments                                                     161,236.66

                 Curtailment Adjustments
                 Group 1 Curtailment Adjustments                                            1,108.57
                 Group 2 Curtailment Adjustments                                            1,058.95

                 Other Principal Adjustments
                 Group 1 Principal Adjustments                                             -1,263.75
                 Group 2 Principal Adjustments                                              1,455.20

                 Liquidation Proceeds
                 Group 1 Liquidation Proceeds                                                   0.00
                 Group 2  Liquidation Proceeds                                                  0.00

                 Gross Interest
                 Group 1 Gross Interest                                                 2,795,125.67
                 Group 1 Prepayment Period Interest                                         2,899.36
                 Group 2  Gross Interest                                                2,823,251.87
                 Group 2 Prepayment Period Interest                                         3,656.59

Sec. 4.06(iv)    Beginning Collateral Balance
                 Group 1 Beginning Collateral Balance                                 277,647,603.22
                 Group 2 Beginning Collateral Balance                                 281,955,107.30

Sec. 4.06(v)     Ending Collateral Balance
                 Group 1 Ending Collateral Balance                                    273,457,647.59
                 Group 2 Ending Collateral Balance                                    276,317,234.60

Sec. 4.06(v)     Servicing Fees
                 Group1 Servicing Fee - Collection Period                                 115,686.50
                 Additional Servicing Fee - Prepayment Period                                 133.12
                 Group2 Servicing Fee - Collection Period                                 117,481.29
                 Additional Servicing Fee - Prepayment Period                                 159.58

Sec. 4.06(v)     Other Fees - Group 1
                 Trustee Fee                                                                1,272.55
                 Credit Risk Manager Fee                                                    4,049.03

                 Other Fees - Group 2
                 Trustee Fee                                                                1,292.29
                 Credit Risk Manager Fee                                                    4,111.85

                 FSA Premium                                                               15,436.82


Sec. 4.06(vi)    Prepayment Penalties
                 Group1 Prepayment Penalties                                               20,171.26
                 Group2 Prepayment Penalties                                               27,005.92



                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            April 25, 2002

Sec. 4.06(viii) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                (Excluding Bankruptcies and Forecolsures)
                (Exclusive of Loans in Foreclosure)

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         60              2,258,428.96            0.83 %
                2 Month         10                349,214.97            0.13 %
                3 Month          1                 33,705.80            0.01 %
                Total           71              2,641,349.73            0.97 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          86             6,325,163.79            2.29 %
                2 Month          27             1,513,058.58            0.55 %
                3 Month          19             1,088,655.54            0.39 %
                Total           132             8,926,877.91            3.23 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         146              8,583,592.75            1.56 %
                2 Month          37              1,862,273.55            0.34 %
                3 Month          20              1,122,361.34            0.20 %
                Total           203             11,568,227.64            2.10 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                17              1,010,157.62            0.18 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec. 4.06(ix)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)
                (2)                                                                                 4,571.26
                (3)                                                                                   359.94
                (4)                                                                                     0.00
                (5)                                                                                     0.00
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            April 25, 2002


Sec. 4.06(xi)   60+ Delinquent Scheduled Payments - 12 Month Period
                This Period (1)                                                                    31,874.44
                (2)                                                                                15,145.01
                (3)                                                                                     0.00
                (4)                                                                                     0.00
                (5)                                                                                     0.00
                (6)                                                                                     0.00
                (7)                                                                                     0.00
                (8)                                                                                     0.00
                (9)                                                                                     0.00
                (10)                                                                                    0.00
                (11)                                                                                    0.00
                (12)                                                                                    0.00

Sec. 4.06(a)(x) REO Loans - Loan Level

Sec. 4.06(xi)   Number and Aggregate Principal Amounts of REO Loans

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec.4.06(xii)  Realized Losses
               Realized Losses - Group I                                                                0.00
               Realized Losses - Group II                                                               0.00

Sec.4.06(xii)  Cumulative Realized Losses
               Cumulative Realized Losses - Group I                                                     0.00
               Cumulative Realized Losses - Group II                                                    0.00

Sec.4.06(xiii) Rolling Three Month Delinquency Rate                                                 0.479369 %

Sec.4.06(xiv)  Amount on Deposit in Pre-Funding Accounts
               Group I                                                                              5,382.75
               Group II                                                                             9,120.20

               Capitalized Interest Requirement - Group I                                              29.60
               Capitalized Interest Requirement - Group II                                             50.16

Sec.4.06(xv)   Amount of Insured Payment                                                                0.00

               Prepayment Interest Shortfall Allocated to Class A-1                                     0.00
               Prepayment Interest Shortfall Allocated to Class A-2                                     0.00
               Prepayment Interest Shortfall Allocated to Class BA                                      0.00
               Prepayment Interest Shortfall Allocated to Class BF                                      0.00
               Prepayment Interest Shortfall Allocated to Class A-IO                                    0.00
               Prepayment Interest Shortfall Allocated to Class M-1                                     0.00
               Prepayment Interest Shortfall Allocated to Class R                                       0.00
               Prepayment Interest Shortfall Allocated to Class M-2                                     0.00
               Prepayment Interest Shortfall Allocated to Class P                                       0.00
               Total Prepayment Interest Shortfall Allocated                                            0.00

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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